UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

                        Date of Report: February 21, 2007
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                     0-14273                 84-0868815
        --------                     -------                 ----------
       (State of                   (Commission              (IRS Employer
     incorporation)                File Number)          Identification No.)


                 112 East Main Street, Frankfort, KY       40601
                --------------------------------------     -----
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (720) 851-0716


              -----------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


On February 21, 2007 and February 23, 2007, respectively, PlanGraphics, Inc. ("the Company") entered into amendments to the employment agreements of John C. Antenucci, the Company's chief executive officer, and Frederick G. Beisser, the Company's chief financial officer, to extend the term of their existing employment agreements with the Company through December 31, 2007. The amendments provide for each officer to place a one-time amount equal to one month of FY 2007 gross salary and an ongoing fifteen percent of annual salary into a deferred salary account. Previous incentive bonuses have been deleted from the employment agreements and replaced with text relating to the release of the officer's salary deferral, with the ability to earn additional amounts based on the earnings of PlanGraphics Inc. of Maryland, the Company's subsidiary. The amendments also modify the provisions regarding separation pay to effectively freeze each officer's separation benefits at the amount accrued as of September 30, 2006, and with the exception of the provisions for death of an officer, reduced by 50% through August 3, 2007.

As compensation for his agreement to the revised provisions of his Employment Agreement, each of Mr. Beisser and Mr. Antenucci is to receive a stock option grant to acquire shares of the common stock of the Company, amounting to 1,000,000 for Mr. Beisser and 1,750,000 for Mr. Antenucci. Such options will be fully vested upon grant and exercisable at a price of $0.015 per share. The options will be exercisable for a period of five (5) years from issuance.

In addition, Beisser's amendment provides for compensation of $5,000 in exchange of all accumulated unused Personal Time Off Program hours in excess of 200 hours, as of and prior to September 30, 2006. All unused PTOP for FY 2007 and FY 2008 and existing at the date of termination of executive's employment will be paid within 30 days.

The foregoing description of the amendments to the employment agreements does not purport to be complete and is qualified in its entirety by reference to the amendments, copies of which are attached hereto and incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit No.    Description
     -----------    -----------

     10.1 Fourth Amendment to Employment Agreement for John Antenucci entered into as of February 21, 2007.

     10.2 First Amendment to Employment Agreement for Frederick Beisser entered into as of February 23, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


February 24, 2007              /S/  Fred Beisser
                               ------------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

10.1 Fourth Amendment to Employment Agreement for John Antenucci entered into as ofFebruary 21, 2007.

10.2 First Amendment to Employment Agreement for Frederick Beisser entered into as of February 23, 2007